SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2011
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	Notice to Directors and Executive Officers dated March 3, 2011.

Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On March 3, 2011, NewAlliance Bancshares, Inc. (“NewAlliance”) received notice that the NewAlliance Bank 401(k) Plan (the “Plan”) will be entering a required blackout period affecting NewAlliance common stock and all participants in that Plan. The blackout is imposed in connection with the merger (the “Merger”) of NewAlliance with and into First Niagara Financial Group, Inc. (“FNFG”). The proposed blackout period for Plan participants will begin on Friday, April 1, 2011, at 4:00 p.m. Eastern Standard Time and is expected to end on or before May 2, 2011 (the “Blackout Period”). In accordance with the provisions of the Sarbanes-Oxley Act of 2002, a related blackout is imposed on directors and executive officers of NewAlliance, except that the blackout period applicable to directors and executive officers will end upon completion of the Merger.

The Blackout Period is necessary in connection with the Merger in order to provide sufficient time to process the merger consideration election forms being distributed to the participants in the Plan with respect to investments in the common stock fund (the “NewAlliance Stock Fund”) of NewAlliance.  The Blackout Period will be lifted promptly if the Merger is terminated for any reason, or could be extended if necessary.

During the Blackout Period, participants in the Plan will be temporarily unable to (1) make exchanges into or out of the NewAlliance Stock Fund under the Plan, (2) take distributions of money invested in the NewAlliance Stock Fund, except to a limited extent with respect to those participants whose employment has already terminated and who submit a distribution election no later than March 31, 2011, or (3) take a loan with respect to any portion of the participant’s account balance that is invested in the NewAlliance Stock Fund. The restrictions affecting directors and executive officers of NewAlliance covers common stock acquired “in connection with service or employment as a director or executive officer.”  Common stock acquired outside of an individual's service as a director or executive officer is not covered.
Individuals may obtain, without charge, information regarding the Blackout Period by calling the Director of Human Resources, David K. McDowell at (203) 789-2696 or sending an email to him at dmcdowell@newalliancebank.com.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the notice provided to the directors and executive officers of NewAlliance pursuant to the Sarbanes-Oxley Act of 2002 and Rule 104(b) of Regulation BTR.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers dated March 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
Mark F. Doyle
Senior Vice President and Chief Accounting Officer

Date: March 3, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Notice to Directors and Executive Officers dated March 3, 2011.